UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-2


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 2, 2001



                      COLLEGE BOUND STUDENT ALLIANCE, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)



               Nevada                   0-30323             84-1416023
    ----------------------------      ------------         -------------
    (State or other jurisdiction      (Commission          (IRS Employer
     of incorporation)                File Number)      Identification No.)



            333 South Allison Parkway, Suite 100, Lakewood, CO 80226
            --------------------------------------------------------
              (Address of principal executive offices)      (Zip Code)




       Registrant's telephone number, including area code: (303) 804-0155



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountants

     KPMG LLP ("KPMG") was previously the principal accountants of College Bound Student Alliance, Inc. (the "Company"). On September 28, 2001, we sent a letter to KPMG notifying it that its appointment as principal accountants was terminated. This action was subject to approval by our Board of Directors. Our Board of Directors approved the change in independent accountants on October 2, 2001. On October 3, 2001, we appointed Hein + Associates LLP to replace KPMG as our independent public accountants to audit our consolidated financial statements for the year ended July 31, 2001. KPMG was not dismissed by us due to any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The independent auditor's reports of KPMG on our consolidated financial statements for the years ended July 31, 2000 and 1999 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the two most recent fiscal years ended July 31, 2000 and the subsequent interim periods through the date of KPMG's dismissal, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter thereof in connection with its independent auditor's report, except as follows:

          During the quarters ended October 31, 2000 and January 31, 2001, our senior management responsible for the financial statements (including the Chief Financial Officer, Chairman of the Board and President and an additional member of the Board of Directors) had discussions with KPMG regarding the appropriate revenue recognition policy for the multiple-element contract arrangements entered into from August 1 to December 31, 2000 by a recently acquired subsidiary.

          KPMG characterizes the above noted discussions as a disagreement as the term is defined in Item 304 (a) (1) (iv) of regulation S-K, and we do not.

     We have authorized KPMG to respond fully to the inquiries of Hein + Associates concerning all of the matters discussed herein.

     A letter from KPMG LLP addressed to the Securities and Exchange Commission dated November 8, 2001 stating whether it agrees with the above statements is furnished as Exhibit 16.2.

     We have not, during our two most recent fiscal years and any subsequent interim periods prior to engaging the new accountant, consulted with the newly engaged accountant regarding:






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     (i)  The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) Any matter that was either the subject of a disagreement or a reportable event.


Item 7. Financial Statements and Exhibits

     (c)  The following exhibits are furnished as part of this report:

     Exhibit No.    Description
     -----------    -----------

     16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated October 22, 2001.(previously filed)

     16.2 Letter from KPMG LLP to the Securities and Exchange Commission dated November 8, 2001.

     99.1 Letter from CBSA, Inc., the registrant, to the Securities and Exchange Commission dated October 22, 2001. (previously filed)




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 8, 2001            COLLEGE BOUND STUDENT ALLIANCE, INC.


                                   By: /s/ JEROME M. LAPIN
                                   ------------------------------------
                                   Jerome M. Lapin
                                   Chairman and Chief Executive Officer









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